UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2006

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On July 31, 2006, Stanadyne Corporation (“Stanadyne”), entered into an amendment to the agreement to sell its wholly-owned subsidiary, Precision Engine Products Corp., to GT Technologies, a part of GenTek Inc. (NASDAQ: GETI) of Parsippany, NJ. The amendment modifies the original agreement for certain defined terms and additional post-closing requirements.

On July 31, 2006, Stanadyne entered into the First Amendment to Credit and Guaranty Agreement dated as of August 6, 2004 among Stanadyne Corporation, as Borrower, Stanadyne Automotive Holding Corp. and Certain Subsidiaries of Stanadyne Corporation, as Guarantors, Various Lenders, and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent. The amendment allows for the sale of Precision Engine Products Corp. and the application of the proceeds of such sale as otherwise required by the agreement. A copy of the amendment is filed herewith as Exhibit 99.1.

On July 31, 2006, Stanadyne entered into the Second Amendment to Revolving Credit and Guaranty Agreement dated as of August 6, 2004 among Stanadyne Corporation, as Borrower, Stanadyne Automotive Holding Corp. and Certain Subsidiaries of Stanadyne Corporation, as Guarantors, Various Lenders, Goldman Sachs Credit Partners L.P., as sole Lead Arranger, Sole Bookrunner and Syndication Agent, The CIT Group/Business Credit Inc., as Administration Agent and Collateral Agent, Antares Capital Corporation, as Co-Documentation Agent, and LaSalle Bank National Association, as Co-Documentation Agent. The amendment allows for the sale of Precision Engine Products Corp. and the application of the proceeds of such sale as otherwise required by the agreement. A copy of the amendment is filed herewith as Exhibit 99.2.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On August 4, 2006, Stanadyne Corporation issued a press release announcing that it has completed the sale of its wholly-owned subsidiary, Precision Engine Products Corp., to GT Technologies, a part of GenTek Inc. (NASDAQ: GETI) of Parsippany, NJ. The proposed transaction was previously announced on June 30, 2006. The transaction included the sale of the U.S.-based assets of Precision Engine Products Corp. and all of the stock of its wholly-owned subsidiary in Brazil, Precision Engine Products, Ltda. The purchase price for such assets and stock totaled $25 million in cash, less an adjustment for estimated closing working capital, with the potential for up to an additional $10 million based on the achievement of certain performance levels during the twelve months following the sale. Net proceeds from the sale will be used to repay amounts outstanding under Stanadyne’s senior credit facility. A copy of the press release is furnished herewith as Exhibit 99.3.

ITEM 2.06	Material Impairments

In connection with the completion of the sale of Precision Engine Products Corp. described in Item 2.01 above, Stanadyne is conducting an impairment assessment on the long-lived assets of Precision Engine Products Corp. and has determined that there will be impairment to the carrying value of long-lived assets for the period ended June 30, 2006. Management believes the impairment charge will be approximately $10.3 million, assuming proceeds of $25.0 million and transaction costs of $0.745 million. The impairment charge will include $1.9 million related to goodwill, $2.7 million related to customer contracts and approximately $5.7 million related property, plant and equipment. Any amounts received under the $10.0 million earn-out potential will be recorded thereafter as income when earned.

ITEM 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

(d) Exhibits.

Exhibit 99.1	First Amendment dated July 31, 2006, to Credit and Guaranty Agreement dated as of August 6, 2004 among Stanadyne Corporation, as Borrower, Stanadyne Automotive Holding Corp. and Certain Subsidiaries of Stanadyne Corporation, as Guarantors, Various Lenders, and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent.

Exhibit 99.2	Second Amendment dated July 31, 2006, to Revolving Credit and Guaranty Agreement dated as of August 6, 2004 among Stanadyne Corporation, as Borrower, Stanadyne Automotive Holding Corp. and Certain Subsidiaries of Stanadyne Corporation, as Guarantors, Various Lenders, Goldman Sachs Credit Partners L.P., as sole Lead Arranger, Sole Bookrunner and Syndication Agent, The CIT Group/Business Credit Inc., as Administration Agent and Collateral Agent, Antares Capital Corporation, as Co-Documentation Agent, and LaSalle Bank National Association, as Co-Documentation Agent.

Exhibit 99.3	Press Release issued by Stanadyne Corporation dated as of August 4, 2006.

Exhibit 99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements for Stanadyne Holdings, Inc. and Stanadyne Corporation.

Stanadyne Holdings, Inc.:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

Stanadyne Corporation:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: August 4, 2006	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: August 4, 2006	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
Exhibit 99.1	First Amendment dated July 31, 2006, to Credit and Guaranty Agreement dated as of August 6, 2004 among Stanadyne Corporation, as Borrower, Stanadyne Automotive Holding Corp. and Certain Subsidiaries of Stanadyne Corporation, as Guarantors, Various Lenders, and Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner, Syndication Agent, Administrative Agent and Collateral Agent.

Exhibit 99.2	Second Amendment dated July 31, 2006, to Revolving Credit and Guaranty Agreement dated as of August 6, 2004 among Stanadyne Corporation, as Borrower, Stanadyne Automotive Holding Corp. and Certain Subsidiaries of Stanadyne Corporation, as Guarantors, Various Lenders, Goldman Sachs Credit Partners L.P., as sole Lead Arranger, Sole Bookrunner and Syndication Agent, The CIT Group/Business Credit Inc., as Administration Agent and Collateral Agent, Antares Capital Corporation, as Co-Documentation Agent, and LaSalle Bank National Association, as Co-Documentation Agent.

Exhibit 99.3	Press Release issued by Stanadyne Corporation dated as of August 4, 2006.

Exhibit 99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements for Stanadyne Holdings, Inc. and Stanadyne Corporation.

Stanadyne Holdings, Inc.:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

Stanadyne Corporation:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2006

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005

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